UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Firepond, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Firepond, Inc.
205 Newbury Street
Suite 205
Framingham, MA 01701

November 27, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Firepond, Inc. on Thursday, December 20, 2007 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, 555 West Fifth Street, Suite 3500, Los Angeles, California 90013-1024.

Details regarding the Annual Meeting and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of our 2007 Annual Report.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card or by attending the Annual Meeting and voting in person. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person.

Thank you for your ongoing support of Firepond. We look forward to seeing you at our Annual Meeting.

Sincerely,

William Santo
Chief Executive Officer

Firepond, Inc.
205 Newbury Street
Suite 205
Framingham, MA 01701

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
To be Held Thursday, December 20, 2007

TO THE STOCKHOLDERS OF FIREPOND, INC.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Firepond, Inc., a Delaware corporation, will be held on Thursday, December 20, 2007 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, 555 West Fifth Street, Suite 3500, Los Angeles, California 90013-1024, for the following purposes:

1.
To elect four directors, Mark Campion, Doug Croxall, William Santo and Mark Tunney , to serve for a term that will expire at the 2008 Annual Meeting of Stockholders of Firepond, Inc., subject to earlier resignation or removal;

2.	To ratify the appointment of Causey Demgen & Moore, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2008; and

3.	To transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the meeting.

Only stockholders of record at the close of business on November 26, 2007 and their proxies are entitled to attend and vote at the meeting and any and all adjournments, continuations or postponements thereof.

All stockholders are invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy.

This Notice, the Proxy Statement and the 2007 Annual Report are first being mailed to stockholders on or about November 27, 2007.

By Order of the Board of Directors

Framingham, MA	Stephen Peary
November 27, 2007	Secretary

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THE PURPOSE OF RETURNING YOUR PROXY CARD. YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Firepond, Inc.
205 Newbury Street
Suite 205
Framingham, MA 01701

PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The Board of Directors of Firepond, Inc., a Delaware corporation (“Firepond”, the “Company”, “we”, “us” or “our”), is soliciting this Proxy Statement and the enclosed proxy card for use at our 2007 Annual Meeting of Stockholders (“Annual Meeting”), to be held on Thursday, December 20, 2007 at 10:00 a.m., local time, and for any adjournment or postponement of the meeting. Our Annual Meeting will be held at the offices of Morrison & Foerster LLP, 555 West Fifth Street, Suite 3500, Los Angeles, California 90013-1024. Our Annual Report for the fiscal year ended June 30, 2007, or fiscal 2007, including our financial statements for fiscal 2007 is also enclosed. These proxy materials are first being mailed to stockholders on or about November 27, 2007.

Stockholders Entitled to Vote; Record Date

As of the close of business on November 26, 2007, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 8,349,239 shares of common stock of the Company, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held by such stockholder.

All valid proxies received before the Annual Meeting will be voted according to the instructions thereon. Stockholders entitled to vote at the Annual Meeting may vote by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-prepaid envelope.

Quorum; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that a majority of all shares entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting; however, broker “non-votes” are not deemed to be “votes cast.”

As a result, unlike abstentions or withheld votes, broker “non-votes” are not included in the tabulation of the voting results on proposals requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition of such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting; Revocability of Proxies

Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder will be superseded by the vote that such stockholder casts at the Annual Meeting. Your attendance at the Annual Meeting in and of itself will not revoke any prior votes you may have cast.

Voting of proxies; Discretionary Voting. Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card or (2) attending the Annual Meeting and voting in person.  If you wish to vote by mail, please complete, sign and return the proxy card in the self-addressed, postage paid envelope provided. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards.  If you do not provide specific voting instructions on a properly executed proxy card, your shares will be voted as recommended by the Board of Directors.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of proxy. You may revoke your proxy by (1) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent to the Company’s principal executive offices, Firepond, Inc., 205 Newbury Street, Suite 204, Framingham, MA 02701, Attention: Corporate Secretary.

If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to change your vote.

Expenses of Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. In addition, the Company may arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable, out-of-pocket expenses. The Company may use the services of the Company’s directors, officers and others to solicit proxies, personally or by telephone, without additional compensation.

Procedure for Submitting Stockholder Proposals

Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2008 must be received by us no later than July 30, 2008 which is 120 days prior to the first anniversary of the mailing date of this proxy statement, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Under our Bylaws, a stockholder who wishes to make a proposal at the 2008 Annual Meeting of Stockholders without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than July 30, 2008 unless the date of the 2008 Annual Meeting of Stockholders is more than 30 days before or after the one-year anniversary of the 2007 Annual Meeting of Stockholders. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2008 Annual Meeting may exercise discretionary voting power regarding any such proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders, including the election of directors. Cumulative voting with respect to the election of directors is not permitted by our Certificate of Incorporation. The Board of Directors shall be elected at the annual meeting of the stockholders or at a special meeting called for that purpose. Each director shall hold office until the next annual meeting of stockholders and until the director’s successor is elected and qualified. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, then the stockholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose, or the Board of Directors may fill such vacancy.

The Company’s Board of Directors currently consists of four directors. The terms of all directors are scheduled to expire on the date of the upcoming Annual Meeting. Based on the recommendation of the Nominating Committee of the Board of Directors, the Board of Directors’ nominees for election by the stockholders are the current members of the Board of Directors, Mark Campion, Doug Croxall, William Santo and Mark Tunney. If elected, the nominees will serve as directors until the annual meeting of stockholders in 2008 and until their successors are elected and qualified, subject to earlier resignation or removal.

The names and certain information about the Board of Directors are set forth below. There are no family relationships among any of our directors or executive officers.

It is intended that the proxy in the form enclosed will be voted, unless otherwise indicated, for the election of the nominees for election as directors to the Board of Directors. If any of the nominees should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of such other person as a substitute nominee as the Board of Directors may designate in place of such nominee.

Nominees for Director

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Name	Age	Position(s)
Douglas Croxall	39	Chairman of the Board
William Santo	53	Chief Executive Officer, Director
Mark Campion	51	Director
Mark Tunney	43	Director

Douglas Croxall has served as the Chairman of the Board of Directors of Firepond or its predecessor (also named Firepond, Inc.) since December 3, 2003, and was the Chief Executive Officer of that predecessor company from December 2003 until May 2005. Mr. Croxall is the managing member of Jaguar Technology Holdings, LLC. Since December 2001, Mr. Croxall has served as the managing member of Riverland Enterprises LLC, a privately held company that holds investments and provides strategic advisory services. Mr. Croxall received his Bachelor of Arts degree in Political Science from Purdue University and his Masters Degree in Finance from Pepperdine University.

William Santo serves as our Chief Executive Officer and a director, and has served as the Chief Executive Officer of Firepond or its predecessor (also named Firepond, Inc.) since June 1, 2005. Mr. Santo has served on the Board of Directors of Firepond, Inc. since August 31, 2005.  Prior to joining us, Mr. Santo was a Managing Director at Sanders Morris Harris, a publicly traded diversified financial services firm, from October 2004 to May 2005. Prior to joining Sanders Morris Harris, Mr. Santo was an entrepreneur involved in numerous start-up opportunities, primarily in the software industry. Most recently, Mr. Santo co-founded Magnetic Alliance, an online marketplace, and served as its Chief Executive Officer from April 2002 to September 2004, facilitating co-marketing and co-branding opportunities between consumer brands and entertainment content producers. Before that Mr. Santo co-founded the Web acceleration firm, wwWhoosh, Inc., and served as its Chief Executive Officer from October 1999 through January 2002. Prior to wwWhoosh, he founded and was Chief Executive Officer of InfoCellular, a company that developed customer acquisition software for the wireless communications industry. InfoCellular was founded in 1993 with four employees, and within five years 26 wireless carriers in five countries used its products. Mr. Santo graduated from the University of Massachusetts, Amherst with a Bachelor of Arts in Political Science. He also holds a Juris Doctor degree from New England School of Law.

Mark Campion has served as a member of our Board of Directors since March 2006. Mr. Campion joined PolyFuel, Inc., a publicly held company, as Chief Financial Officer in April 2003. Mr. Campion is also a director and Corporate Secretary of Polyfuel. Mr. Campion personally led PolyFuel’s equity raise and listing on the London Stock Exchange Alternative Investment Market in July 2005. Prior to joining PolyFuel, Mr. Campion was a principal with MCC Consulting from 2001 through 2003. Mr. Campion has more than 20 years of experience across a broad range of financial and operational disciplines, including public and private financing, treasury, corporate operations, information technology, planning and budgeting, credit and risk management, accounting and taxation, human resources and corporate administration. He has held senior-level positions with a number of public and private companies, including Atomic Tangerine, Trans Ocean, GRI International, Activision, and KPMG. Mr. Campion received a Bachelor of Science in business from the University of California, Berkeley and is a graduate of the Harvard Business School’s Advanced Executive Management Program. He is a Certified Public Accountant.

Mark Tunney joined our Board of Directors in April 2007. Mr. Tunney is the founder and owner of Lionshead Capital Management, LLC. Beginning in 2004, Lionshead Capital Management and its predecessor, also wholly owned by Mr. Tunney, formed a joint venture with JMG Capital Management, LLC and Pacific Assets Management, LLC. The joint venture makes direct investments in publicly traded small and mid-cap companies. Previously, in 2003, Mr. Tunney was a partner at Bristol Capital Advisors, LLC. From 1996 to 2001, Mr. Tunney was a Senior Vice President in the corporate finance department of Tucker Anthony Sutro, where he specialized in mergers and acquisitions and financing public and private companies in the technology and healthcare sectors. Prior to that, Mr. Tunney worked at Ocean Capital Corporation, a Los Angeles-based private equity firm, and Dean Witter Reynolds in New York in the technology group of the corporate finance department. Mr. Tunney received a Bachelor of Arts in history from the University of California Los Angeles and a Master of Business Administration from UCLA Anderson School of Management.

Vote Required and Board of Directors’ Recommendation

The four candidates receiving the highest number of affirmative votes of the shares of our common stock entitled to vote at the Annual Meeting will be elected directors of the Company to serve until their successors have been duly elected and qualified, subject to earlier resignation or removal.

The Board of Directors Recommends a Vote “For” the Nominees Listed Above.

Board Committees

Our Board of Directors established three standing committees: a Compensation Committee, an Audit Committee; and a Nominating Committee.  These committees were established in April 2007.  Prior to that time our full Board of Directors performed the functions of a compensation committee, an audit committee, and a nominating committee

Compensation Committee.  The Compensation Committee is charged with recommending to the Board of Directors the compensation for our executives and administering our stock incentive and benefit plans. Mr. Tunney is Chairman of the Compensation Committee. Mr. Campion is a member of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended June 30, 2007. During Fiscal 2007 the full Board of Directors performed the functions of a compensation committee.  The Board of Directors has determined that all members of the Compensation Committee are independent (as independence is defined in the American Stock Exchange qualitative listing standards). Our Compensation Committee acts pursuant to a written charter.

Audit Committee.  The Audit Committee is charged with, among other things, the appointment of our independent auditors, as well as discussing and reviewing with the independent auditors the scope of the annual audit and results thereof, pre-approving the engagement of the independent auditors for all audit-related services and permissible non-audit related services, and reviewing and approving all related-party transactions. The Audit Committee also reviews interim financial statements included in our quarterly reports and reviews documents filed with the Securities and Exchange Commission (“SEC”). Mr. Campion is the Chairman of the Audit Committee. Mr. Tunney is also a member of the Audit Committee. The Audit Committee did not meet during the fiscal year ended June 30, 2007.   During Fiscal 2007 the full Board of Directors performed the functions of an audit committee.  The Board of Directors has determined that all members of the Audit Committee are independent (as independence is defined in the American Stock Exchange qualitative listing standards). Our Audit Committee acts pursuant to a written charter.

Our Board of Directors has determined that Mr. Campion is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation SB-2. The designation does not impose on Mr. Campion any duties, obligations or liability that are greater than are generally imposed on him as a member of our Audit Committee and our Board of Directors.

Nominating Committee.  The Nominating Committee is charged with assisting the Board in its selection of individuals as nominees for election to the Board of Directors at annual meetings of our stockholders and to fill any vacancies or newly created directorships on the Board. Mr. Tunney is Chairman of the Nominating Committee. Mr. Campion is a member of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended June 30, 2007.   During Fiscal 2007 our full Board of Directors performed the functions of a nominating committee. The Board of Directors has determined that all members of the Nominating Committee are independent (as independence is defined in the American Stock Exchange qualitative listing standards). Our Nominating Committee acts pursuant to a written charter.

Director Nominations.  In considering potential new directors and officers, the Nominating Committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with the Company's industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Board of Director's attention, there is the further consideration of whether the individual has the time available to devote to the work of the Board of Directors and one or more of its committees.

A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board of Directors. In making its selection, the Nominating Committee will bear in mind that the foremost responsibility of a director of a Company is to represent the interests of the stockholders as a whole.

Members of the Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings.   Other than qualifications necessary to meet any requirements under rules and regulations (including any stock exchange rules) applicable to the Company, including any independence and financial literacy tests (as such terms may be defined under any stock exchange rules then applicable to the Company), there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

 Stockholders may propose director candidates for consideration by the Nominating Committee by submitting in writing the individual’s name and qualifications to the Secretary of the Company. The Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

In addition, stockholders may nominate directors for election at an annual meeting, provided the advance notice requirements set forth in the Company’s Bylaws have been met, as set forth above in “Procedure for Submitting Stockholder Proposals.”

Code of Business Ethics and Conduct.  We have adopted a Code of Business Ethics and Conduct applicable to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer and controller) and employees.

Corporate Governance Documents

Our corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating Committee Charter, and Code of Business Ethics and Conduct are available, free of charge, on our website at www.firepond.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Board Member Independence

The Board of Directors has determined that, except for Messrs. Croxall and Santo, all of the members of the Board of Directors are “independent” as independence is defined in the American Stock Exchange qualification standards.    Mr. Croxall is not considered independent because he served as Chief Executive Officer of our predecessor company until May 15, 2005.   Mr. Santo is not considered independent because he is currently employed by the Company.

Board Meetings and Director Communications

During fiscal 2007, the Board of Directors held twelve (12) meetings. During fiscal 2007, each member of the Board of Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he served, held during the period for which he was a director or committee member.  Directors are also expected to attend annual meetings of the stockholders of the Company. The Company did not conduct an Annual Meeting of Stockholders in 2006.

Stockholders and other interested parties may communicate with any and all members of the Board of Directors, by mail to the Company’s principal executive offices addressed to the intended recipient and care of our Corporate Secretary or by email to stephen.peary@firepond.com. The Corporate Secretary will maintain a log of such communications and transmit them promptly to the identified recipient, unless there are safety or security concerns that militate against further transmission. The intended recipient shall be advised of any communication withheld for safety or security reasons as soon as practicable.

Compensation of Directors

Each member of our Board of Directors who is not an employee receives an annual retainer of $10,000 and $1,000 for each meeting of our Board of Directors attended either in person or telephonically. Non-employee directors receive $500 for each committee meeting attended either in person or telephonically, unless such committee meeting lasts more than one hour. In such case, the committee meeting fee is $1,000. Non-employee directors may also receive additional compensation for attending special meetings of the Board of Directors and such additional compensation may not be equal among the individual non-employee directors. Such additional compensation is intended to reflect special efforts of such board members. Board members will be reimbursed for reasonable travel expenses associated with attending any meetings of the Board of Directors or committees of the Board of Directors.

We have a 2006 Stock Incentive Plan designed to assist us in recruiting and retaining key employees, directors, and consultants. The plan permits us to grant to our key employees, directors, and consultants up to 1,766,000 shares of common stock pursuant to stock option awards, restricted stock grants, and other stock-based awards. In connection with this plan, we intend to grant to our non-employee directors an option to purchase 5,000 shares of our common stock annually on the day following our annual meeting of stockholders, with an exercise price per share equal to the fair market value of our common stock on such date. We intend that this will increase to 7,500 shares of our common stock per annum after such non-employee director has served on the Board of Directors for more than three years. Each such option has a ten-year term and vests on the date of the next annual meeting of stockholders. In addition, each such option becomes fully vested upon a “change in control” (as defined in the plan) or such director’s death. In the event a non-employee director ceases to be a director for any reason (other than death), such director may exercise his or her then vested options for six months. In the event of death, his or her options shall remain exercisable for a period of 12 months. In addition, upon becoming a member of the Board of Directors, each director will receive restricted stock grants ranging from 60,000 shares of common stock to 101,000 shares.

Director Compensation Table

The following table summarizes compensation that our directors (other than directors who are named executive officers) earned during fiscal 2007 for services as members of our board of directors.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	All Other Compensation	Total ($)
Douglas Croxall	$ 19,500	$ –	$ 5,310 (1)	$ 24,810
Mark Campion	34,500	–	–	34,500
Mark Tunney (2)	4,500	450,000	84,000	538,500

(1)	Consists of reimbursement of health insurance premiums.
(2)
In April 2006, our Board of Directors approved a grant of 60,000 shares of restricted stock to Mark Tunney in connection with his election as a director effective April 18, 2007. The award was issued on May 16, 2007. The shares vest pro rata monthly over a two-year period beginning April 2007. The value of Mr. Tunney’s stock award is determined by multiplying the number of restricted shares granted to Mr. Tunney by the closing price of our common stock on the date Mr. Tunney signed the letter accepting our offer to join our Board. In addition, the Board approved a one-time cash award to Mr. Tunney of approximately $84,000 to compensate him for any tax liability associated with the restricted stock grant. If Mr. Tunney’s tax liability should be greater than the above-mentioned payment, the Board will use reasonable efforts to work with Mr. Tunney to resolve any additional tax liability.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On the recommendation of the Audit Committee, the Board of Directors has appointed Causey Demgen & Moore, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2008. The Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if the Audit Committee determines that such a change would be in our stockholders’ best interests.

Causey Demgen & Moore, Inc. has audited our financial statements and the financial statements of our predecessor, a company also named Firepond, Inc., for the period from November 1, 2004 to the fiscal year ended June 30, 2007. We expect representatives of Causey Demgen & Moore, Inc. to be present at the Annual Meeting and available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Engagement Letter and Fee Disclosure

In connection with the audit of the 2007 financial statements, our Audit Committee entered into an engagement agreement with Causey Demgen & Moore, Inc. which sets forth the terms of Causey Demgen & Moore’s audit engagement. Among other things, the agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages.

The following table sets forth fees billed for professional audit services and other services rendered to the Company by Causey Demgen & Moore, Inc. for the fiscal years ended June 30, 2007 and 2006.

	Fiscal 2007	Fiscal 2006
Audit Fees (1)	$81,045	$79,721
Audit-Related Fees (2)	10,000	15,375
Tax Fees (3)	0	0
All Other Fees (4)	0	0

Total	$91,045	$95,096
(1)
Audit Fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports.

(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. There were no such fees paid Causey Demgen & Moore during fiscal 2006 or fiscal 2007.

(4)
All Other Fees consist of fees for other permissible work by Causey Demgen & Moore, Inc. that is not included within the above category descriptions. There were no such fees paid Causey Demgen & Moore during fiscal 2006 or fiscal 2007.

Pre-Approval of Audit and Non-Audit Services

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Causey Demgen & Moore, Inc. as our independent registered public accounting firm.

The Board of Directors Recommends a Vote “For” Ratification of the Appointment of Causey Demgen & Moore, Inc. as our Independent Registered Public Accounting Firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of October 31, 2007 by each of our directors and named executive officers, all of our executive officers and directors as a group, each person who is known by us to own beneficially more than 5% of our common stock, and each selling stockholder. Except as otherwise listed below, the address of each person is c/o Firepond, Inc., 205 Newbury Street, Suite 204, Framingham, Massachusetts 01701.

	Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Number		Percent
Directors and Executive Officers:
Douglas Croxall	2,600,414	(2)	31.1%
William Santo	614,919	(3)	7.4%
Stephen Peary	514,122	(4)	6.2%
Jerry Keefe	0		*
Carol Ferrari	0		*
Mark Campion	60,484	(5)	*
Mark Tunney	60,000	(6)	*
All current directors and executive officers as a group (seven persons)	3,849,909		46.1%

5% Stockholders:
Jaguar Technology Holdings, LLC	1,927,414	(7)	23.1%
JP Morgan Securities Inc	959,274	(8)	9.9%
Cheyne Capital	562,286	(9)	6.7%
Benchmark Equity Group, Inc	508,942	(10)	6.1%
Jonathan M. Glaser	491,094	(11)	5.9%
________
* Less than one percent.

(1)
Except as otherwise noted in the notes below, percentage ownership is based on 8,349,239 shares of our common stock outstanding as of October 31, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 31, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant, but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2)
Includes (a) 625,000 shares of restricted common stock held by Mr. Croxall directly that are subject to vesting (as of October 31, 2007, 494,792 shares had vested), (b) 1,927,414 shares of common stock held by Jaguar Technology Holdings, LLC, and (c) 48,000 shares of common stock issuable upon conversion of senior secured convertible notes due January 2009 held by Robert Willard & Associates LLC. Mr. Croxall is the sole member of Riverland Enterprises LLC, which is the sole member-manager of Jaguar Technology Holdings LLC. Mr. Croxall is a control person of Robert Willard & Associates LLC. Mr. Croxall disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by Jaguar Technology Holdings LLC.

(3)
Consists of (i) 302,419 shares of restricted common stock that vest over a three-year period on a monthly pro rata basis beginning June 15, 2005, and (ii) 312,500 shares of restricted common stock that vest at the end of a two-year period which began on March 11, 2006. As of October 31, 2007, 482,611 shares had vested.

(4)
Consists of (i) 201,622 shares of restricted common stock that vest over a three-year period on a monthly pro rata basis beginning May 16, 2005, and (ii) 312,500 shares of restricted common stock which vest at the end of a two-year period which began on March 11, 2006. As of October 31, 2007, 409,814 shares had vested.

(5)	Consists of 60,484 shares of restricted common stock that vest over a two-year period on a monthly pro rata basis beginning on March 11, 2006. As of October 31, 2007, 47,883 shares had vested.
(6)	Consists of 60,000 shares of restricted common stock that vest over a two-year period on a monthly pro rata basis beginning on April 18, 2007. As of October 31, 2007, 15,000 shares had vested.
(7)
Consists of 1,927,414 shares held by Jaguar Technology Holdings, LLC. Mr. Croxall is the sole member of Riverland Enterprises LLC, which is the sole member-manager of Jaguar Technology Holdings LLC. Mr. Croxall disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by Jaguar Technology Holdings LLC.

(8)
These securities may also be deemed to be owned by JPMorgan Chase & Co., the indirect parent of J.P. Morgan Securities Inc. Includes (a) 415,417 shares of common stock, (b) 216,000 shares underlying issuable upon conversion of senior secured convertible notes due January 2009, (c) 327,857 shares issuable upon exercise of warrants, and (d) 10,417 shares of common stock issued in conjunction with the senior secured subordinated notes due May 2008. The number of shares of common stock issuable upon conversion of the notes and upon exercise of the warrants are subject to certain provisions that limit beneficial ownership to a maximum of 4.99% our outstanding common stock. Under those provisions, the limit is subject to increase by the holder to a percentage not in excess of 9.99% upon 60 days prior written notice to us. As of October 31, 2007, J.P. Morgan Securities Inc. has not given us such notice. The address of J.P. Morgan Securities Inc. is 270 Park Ave., 8th Floor, New York, NY 10017.

(9)
Includes (a) 132,000 shares of common stock, 70,400 shares of common stock issuable upon conversion of senior secured convertible notes due January 2009, and 106,857 shares issuable upon exercise of warrants held by Cheyne Fund LP, and (b) 108,000 shares of common stock, 57,600 shares underlying issuable upon conversion of senior secured convertible notes due January 2009, and 87,429 shares issuable upon exercise of warrants held by Cheyne Leverage Fund. Pursuant to an investment management agreement, David Treadwell serves as the manager of Cheyne Fund LP and Cheyne Leverage Fund. As a result, Mr. Treadwell may be considered beneficial owner of any shares deemed to be beneficially owned by such funds. The address of Cheyne Capital is Stornoway House, 13 Cleveland Row, London, SW1A 1DH, England.

(10)
Represents 468,942 shares of common stock beneficially owned by Benchmark Equity Group, Inc. and 40,000 shares of common stock owned by Trident Advisors, Inc., which Benchmark Equity Group, Inc. has voting and dispositive power over all such shares. The address of Benchmark is 700 Gemini, Suite 100, Houston, Texas 77058.

(11)
Includes (a) 101,250 shares of common stock, 54,000 shares issuable upon conversion of senior secured convertible notes due January 2009, and 81,964 shares issuable upon exercise of warrants, and 8,133 shares of common stock issued in conjunction with the senior secured subordinated notes due May 2008 held by JMG Capital Partners, LP; and (b) 101,250 shares of common stock, 54,000 shares issuable upon conversion of senior secured convertible notes due January 2009, 81,964 shares issuable upon exercise of warrants, and 8,133 shares of common stock issued in conjunction with the senior secured subordinated notes due May 2008 held by JMG Triton Offshore Fund, Ltd. JMG Capital Partners, L.P., or JMG Partners, is a California limited partnership. Its general partner is JMG Capital Management, LLC, or the Manager, a Delaware limited liability company and an investment adviser that has voting and dispositive power over JMG Partners’ investments. The equity interests of the Manager are owned by JMG Capital Management, Inc., or JMG Capital a California corporation, and Asset Alliance Holding Corp., a Delaware corporation. Jonathan M. Glaser is the Executive Officer and Director of JMG Capital and has sole investment discretion over JMG Partners’ portfolio holdings. JMG Triton Offshore Fund, Ltd., or the Fund, is an international business company organized under the laws of the British Virgin Islands. The Fund’s investment manager is Pacific Assets Management LLC, a Delaware limited liability company, or the Manager, that has voting and dispositive power over the Fund’s investments. The equity interests of the Manager are owned by Pacific Capital Management, Inc., a California corporation, or Pacific, and Asset Alliance Holding Corp., a Delaware corporation. The equity interests of Pacific are owned by Messrs. Roger Richter, Jonathan M. Glaser and Daniel A. David. Messrs. Glaser and Richter have sole investment discretion over the Fund’s portfolio holdings. For a discussion of director Mark Tunney’s arrangements with JMG Partners, see “Certain Relationships and Related Party Transactions”. The address of JMG Capital Partners, LP is 11601 Wilshire Blvd., Suite 2180, Los Angeles, CA 90025.

Equity Compensation Plan Information

Information about our equity compensation plans at June 30, 2007 that were either approved or not approved by our stockholders was as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column)
Equity compensation plans approved by our stockholders	──	$	──	1,706,000
Equity compensation plans not approved by our stockholders	──		──	──
Total	──		──	1,706,000

2006 Stock Incentive Plan

We have a 2006 Stock Incentive Plan (the ‘2006 Plan”) designed to assist us in recruiting and retaining key employees, directors, and consultants. The 2006 Plan permits us to grant to our key employees, directors, and consultants up to 1,766,000 shares of common stock pursuant to stock option awards, restricted stock grants, and other stock-based awards. In connection with the 2006 Plan, we intend to grant to our non-employee directors an option to purchase 5,000 shares of our common stock annually on the day following our annual meeting of stockholders, with an exercise price per share equal to the fair market value of our common stock on such date. We intend that this will increase to 7,500 shares of our common stock per annum after such non-employee director has served on the Board of Directors for more than three years. Each such option has a ten-year term and vests on the date of the next annual meeting of stockholders. In addition, each such option becomes fully vested upon a “change in control” (as defined in the plan) or such director’s death. In the event a non-employee director ceases to be a director for any reason (other than death), such director may exercise his or her then vested options for six months. In the event of death, his or her options shall remain exercisable for a period of 12 months. In addition, upon becoming a member of the Board of Directors, each director will receive restricted stock grants ranging from 60,000 shares of common stock to 101,000 shares.

Upon joining the Board of Directors in April 2007, Mr. Tunney was granted pursuant to the 2006 Plan 60,000 shares of restricted common stock.    These shares vest over a two-year period on a monthly pro rata basis beginning on April 18, 2007. As of October 31, 2007, 15,000 shares had vested.

On July 30, 2007, the Compensation Committee of the Board of Directors recommended that management’s proposal for the grant of options to purchase up to 495,000 shares of the Company’s common stock to 42 different employees pursuant to the 2006 Plan be approved for consideration by the Board of Directors, subject to compliance with all state and federal securities laws and regulatory requirements pertaining to the granting of awards under the 2006 Plan.  To date, such approval has not been granted.  In the event the recommendation of the Compensation Committee is approved by the Board of Directors, 1,211,000 shares will remain available under the 2006 Plan for future awards.  Previous Company disclosures incorrectly indicated that the Board of Directors had already approved the aforementioned grants.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information as to persons who serve as our executive officers as of September 30, 2007:

Name	Age	Position(s)
William Santo	53	Chief Executive Officer
Stephen Peary	58	Chief Financial Officer
Jerry Keefe	45	Vice President of Operations
Carol Ferrari	42	Vice President of Marketing

For information regarding Mr. Santo, see “Proposal 1—Election of Directors.”

Stephen Peary serves as our Chief Financial Officer and Secretary, and served as the Chief Financial Officer of the Company or its predecessor (also named Firepond, Inc.) since April 28, 2005. He consulted for that predecessor company regarding restructuring operations, finance, audit and insurance matters from September 2004 until April 2005. From 2001 to 2005, Mr. Peary served as Managing Director of Stinson Capital Management, Ltd., and its affiliates managing investment portfolios and financing marine and energy related assets. From 1997 to 2001 he served as Managing Director of Liverpool & London Protection and Indemnity Association, a mutual manager of marine assets and liability risks located in Liverpool, England. From 1987 to 1997, Mr. Peary served as Senior Vice President at PLM International, Inc., a public company, manager of diversified investment portfolios focused on transportation related equipment, including ships, commercial aircraft, marine containers, and oil drilling rigs. Mr. Peary holds a Bachelor of Arts degree in Economics from the University of Illinois, a Juris Doctor degree from Georgetown University Law School and an LLM in Taxation from Boston University.

Jerry Keefe has served as our Vice President of Operations since April 2006. Prior to joining our company, Mr. Keefe served as the Director of Sales and Business Development at Videolink, a provider of webcasts and video productions from April 2005 until April 2006. Prior to joining Videolink, he was a business operations consultant at Integrated Systems Group from March 2004 to April 2005. Prior to ISG, Mr. Keefe served as the CEO of Lexys Technology, a provider of on-demand retail transaction management software, from August 2001 until March 2003. Prior to 2001, Mr. Keefe held positions at InfoCellular, Inc. and LHS Group, which later became Sema InfoCell (being purchased by Sema Group), as General Manager, Vice President of Technology, and Director of Quality and Operations spanning 1994-2001. Mr. Keefe began his career at Digital Equipment Corporation as a manager and program analyst from 1986-1994. Mr. Keefe holds a Master of Arts in Business Administration from Framingham State College, and a Bachelor of Science in Computer Science from North Adams State College.

Carol Ferrari has served as our Vice President of Marketing since April 2006. Prior to joining our company, Ms. Ferrari held the positions of Vice President of Business Development and Vice President of Marketing for SoundBite Communications, an on demand provider of voice messaging products from May 2004 to April 2006. Prior to SoundBite, Ms. Ferrari served as the Vice President of Marketing for Concerto Software, a provider of contact center software products from June 2002 to February 2004. Prior to Concerto, Ms. Ferrari served as Director and then Vice President of Marketing for InfoCellular, Inc. and LHS Group, which later became Sema Group from 1996-2000. Prior to 1996, Ms. Ferrari served as the Telecommunications Marketing Manager at Gensym Corp. from 1995-1996. Before that she held a Senior Associate position at the Yankee Group for the year prior, and a product planning manager role at Motorola Inc. from 1986-1994. Ms. Ferrari holds a Master of Business Administration from Illinois Institute of Technology and a Bachelor of Science in Marketing from Rochester Institute of Technology.

Executive Compensation

Summary Compensation Table

The following table sets forth summary information concerning compensation of our Chief Executive Officer and to our other two most highly compensated executive officers for services rendered in all capacities to us during the fiscal year ended June 30, 2007. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
William Santo Chief Executive Officer	2007	$295,039	$25,000 (1)	$320,039
Stephen Peary Chief Financial Officer	2007	250,140	25,000 (1)	275,140
Carol Ferrari Vice President of Marketing	2007	180,031	–	180,031

(1)	Pursuant to the terms of their employment agreements, Messrs. Santo and Peary each received bonuses of $25,000 in September 2006 in connection with the completion of a financing transaction.

Employment Agreements

We entered into an employment agreement with Mr. Santo, our Chief Executive Officer, effective May 16, 2005. The employment agreement has a three-year term and provides for an initial base salary of $200,000 per year, with bonus amounts to be determined by our Board of Directors. In connection with his employment, we also issued 302,419 shares of restricted common stock to Mr. Santo, which vest over a three year period on a monthly pro rata basis through June 14, 2008. Other benefits include two weeks of paid vacation annually and medical and dental coverage. If we terminate Mr. Santo’s employment for cause, death, or disability or if Mr. Santo resigns without good reason, he will not be entitled to any additional compensation or benefits, and we will only be obligated to pay him that portion of his base salary, bonus, and benefits that he earned prior to the effective date of the termination of his employment. If we terminate Mr. Santo’s employment without cause, or if Mr. Santo departs or resigns for good reason, he will be entitled to the balance of his existing base salary for the remaining term of his agreement, plus any earned bonus and the other earned benefits for a period of 12 months paid in equal monthly installments beginning on the date of termination.

We have also entered into an employment agreement with Stephen Peary, our Chief Financial Officer, effective May 16, 2005. The employment agreement has a three-year term and provides for an initial base salary of $170,000 per year, with bonus amounts to be determined by our Board of Directors. In connection with his employment, we also issued 201,622 shares of restricted common stock to Mr. Peary, which vest over a three-year period on a monthly pro rata basis through May 15, 2008. Other benefits include three weeks of paid vacation annually and medical and dental coverage. If we terminate Mr. Peary’s employment for cause, death, or disability or if Mr. Peary resigns without good reason, he will not be entitled to any additional compensation or benefits, and we will only be obligated to pay him that portion of his base salary, bonus, and benefits that he earned prior to the effective date of the termination of his employment. If we terminate Mr. Peary’s employment without cause, or if Mr. Peary departs or resigns for good reason, he will be entitled to the balance of his existing base salary for the remaining term of his agreement, plus any earned bonus and the other earned benefits for a period of 12 months paid in equal monthly installments beginning on the date of termination.

The employment agreements with Messrs. Santo and Peary define “cause” as any of the following: (i) gross negligence, gross misconduct, or any material breach by the executive of his fiduciary duties to us; (ii) the conviction or indictment of such executive for a felony; or (iii) the executive officer’s engagement in acts of embezzlement, fraud, or dishonesty or other acts that are injurious to us. “Good reason” shall mean the executive’s resignation or departure by reason of the following events: (i) an unreasonable change in such executive’s position with us with respect to such executive’s responsibilities, duties, or title; or (ii) an involuntary termination of such executive’s employment with us or our successor following a change in control.

The employment contracts with Messrs. Santo and Peary were re-executed in March 2006. Pursuant to these re-executed agreements, the current base salaries of Messrs. Santo and Peary are now $300,000 and $250,000 per year, respectively. However, Mr. Santo and Mr. Peary voluntarily received reduced base salaries of $200,000 and $175,000, respectively, for the period from October 31, 2006 until January 15, 2007. The accrued current base salary for this period was paid to Mr. Santo on January 31, 2007 and Mr. Peary on February 14, 2007.

We do not have a formal employment agreement with Carol Ferrari, our Vice President of Marketing. Ms. Ferrari receives an annual base salary of $180,000 paid in semi-monthly installments of $7,500 per pay period.  The Compensation Committee has recommended to the Board of Directors that Ms. Ferrari be awarded options to purchase 40,000 shares of common stock, subject to a vesting schedule. Other benefits include three weeks of paid vacation annually, 401K, medical, dental, disability and life insurance benefit programs. If we terminate Ms. Ferrari’s employment after twelve consecutive months of employment for any reason other than cause, she will be entitled to three months severance pay payable in regularly scheduled payroll periods.

Change-in-Control

Pursuant to the employment agreements with Mr. Santo and Mr. Peary, in the event that either of these executives is terminated without cause or resigns for good reason after a change of control of the Company, he will be entitled to receive the following benefits:

•	A lump sum payment (less applicable withholding taxes) equal to one hundred percent (100%) of the executive’s annual base salary for the remaining term of the agreement and any earned bonus; and

•	Continuation of certain of the executive’s employee benefits for a period of up to twelve (12) months following termination.

Outstanding Equity Awards at June 30, 2007

The following table summarizes the number of securities underlying outstanding equity awards for each named executive officer as of June 30, 2007, as well as the number of outstanding unvested shares of restricted stock held by our named executive officers as of June 30, 2007.

Outstanding Equity Awards at Fiscal Year-End

	Stock Awards
		Market or Payout
	Number of	Value of Unearned
	Unearned Shares,	Shares, Units or
	Units or Other	Other Rights That
	Rights that Have	Have Not Vested
Name	Not Vested (#)	($) (1)

William Santo	100,806	$756,045
	117,187	878,903
Stephen Peary	61,607	462,053
	117,187	878,903
Carol Ferrari	–	–

(1)	Determined by multiplying the non-vested shares by the closing price of our common stock on June 29, 2007, the last trading day of our 2007 fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Two investors in the our senior secured convertible notes due January 2009 and our senior subordinated notes due May 2008 are JMG Capital Partners LP and JMG Triton Offshore Fund, Ltd. Lionshead Capital Management, LLC acted as a consultant to JMG Capital Management, LLC and Pacific Assets Management, LLC, the investment managers of JMG Capital Partners LP and JMG Triton Offshore Fund, Ltd., respectively, in connection with their participation in the CAP Financing and the Exchange. Lionshead participates in the net profits of transactions that the JMG funds consummate as a result of Lionshead’s efforts, which include the two financings noted above. Mark Tunney, who joined our Board of Directors effective April 18, 2007, is the founder and owner of Lionshead Capital Management, LLC.

Robert Willard & Associates, LLC, an entity controlled by Mr. Croxall, beneficially owns $336,000 outstanding principal amount of $5.6 million 12% senior secured convertible notes due January 2009, which are convertible into 48,000 shares of our common stock. The notes were issued under an indenture with The Bank of New York.

Compensation Committee Interlocks and Insider Participation

In fiscal 2007, the members of our Compensation Committee were Messrs. Campion and Tunney, who are both non-employee directors. Neither of these committee members (i) was, during fiscal 2007, an officer or employee of us or any of our subsidiaries, (ii) is formerly an officer of us or any of our subsidiaries, or (iii) had any relationship requiring disclosure by us pursuant to any paragraph of Item 404 of SEC Regulation S-B.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely upon the copies of Section 16(a) reports which we received from such persons or written representations from them regarding their transactions in our Common Stock, we believe that, during the fiscal year ended June 30, 2007, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met in a timely manner.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Compensation Committee is comprised of independent non-employee directors and operates pursuant to a written charter. The members of the Compensation Committee during fiscal 2007 were Mark Campion and Mark Tunney. The Compensation Committee is responsible for setting and overseeing the administration of the policies governing annual compensation of the executive officers of the Company. The Compensation Committee reviews the performance and compensation levels for executive officers, including our Chief Executive Officer, and sets salary levels.

Compensation Philosophy

The Company’s overall executive compensation philosophy is based on the following principles:

•	to offer competitive levels of total compensation that will facilitate the Company’s ability to attract, retain and reward experienced and talented executive officers;

•	to link executive compensation to corporate performance and the long term interests of the Company’s stockholders;

•
to structure equity-based plans that balance the relationship between executive compensation and the creation of stockholder value in order to achieve the unification of the financial interests of executives and stockholders; and

•	to offer a compensation program that rewards individual involvement and participation as well as comprehensive business results.

Compensation Program

Total compensation for the Company’s executive officers includes base salary and may include performance bonuses, executive perquisites and participation in the Company’s qualified employee benefit plans. The Compensation Committee reviews compensation surveys prepared by management of the Company to compare the Company’s compensation package with that of similarly-sized high technology companies.

Base Salary.  The policy of the Compensation Committee is to offer sufficient compensation to attract, retain and reward experienced and talented executive officers. To meet this goal, initial salaries are based on negotiations between the particular executive officer and our Chief Executive Officer, subject to review by the Compensation Committee. This review takes into account the candidate’s experience and credentials and the current market conditions. Base salaries of executive officers are also reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of the Company for the previous year, (iv) the financial condition of the Company and (v) reports to the Compensation Committee from the compensation surveys concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly-sized high technology companies. Our Chief Executive Officer does not make recommendations regarding his own compensation.

Cash Bonus.  The amount of the performance bonus paid to an executive officer is dependent upon the Company attaining appropriate established business targets and corporate performance goals and the performance of the individual executive officer. The Compensation Committee believes that this type of bonus program properly aligns the interests of the Company’s executive officers with the interests of stockholders.

Equity Incentives.  The Company also strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of equity incentives.  Historically, these incentives have been in the form of grants of restricted stock and have been made both as a reward for past individual and corporate performance as well as long-term incentive for future performance.

Compensation for our Chief Executive Officer

The Compensation Committee believes that our Chief Executive Officer’s total compensation is largely based upon the same policies and criteria used for other executive officers. Each year the Compensation Committee reviews the Chief Executive Officer’s compensation arrangement, the individual performance for the calendar year under review, as well as the Company’s performance. Mr. Santo’s salary was not changed in Fiscal 2007.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the tax deductions a public corporation may take for compensation to its named executive officers to $1 million per executive per year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. The Compensation Committee has determined that stock options granted under the Company’s 2006 Plan with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant constitute “performance-based compensation.” The Company’s stockholders previously approved this plan which exempts any compensation recognized by a named executive officer as a result of the grant of such a stock option from the application of Section 162(m).

Conclusion

It is the opinion of the Compensation Committee that the aforementioned compensation policies and structures provide the necessary incentives to properly align the Company’s corporate economic performance and the interests of the Company’s stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

This Compensation Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

The foregoing report has been furnished by the Compensation Committee.

THE COMPENSATION COMMITTEE
Mark Tunney (Chair)
Mark Campion

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed with Causey Demgen & Moore, Inc., who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, the audit committee has discussed with Causey Demgen & Moore, Inc. their independence from management and our company, has received from Causey Demgen & Moore, Inc. the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with Causey Demgen & Moore, Inc. to discuss the overall scope of their audit. The meetings with Causey Demgen & Moore, Inc. were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to our Board of Directors that the audited financial statements be included in our annual report for the year ended June 30, 2007. The Audit Committee and our Board of Directors also have recommended the ratification of the appointment of Causey Demgen & Moore, Inc. as our independent registered public accounting firm for fiscal 2008.

This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

The foregoing report has been furnished by the Audit Committee.

THE AUDIT COMMITTEE
Mark Campion (Chair)
Mark Tunney

ANNUAL REPORT

Our Annual Report for the fiscal year ended June 30, 2007 will be mailed to stockholders of record as of November 26, 2007. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

A copy of our Annual Report on Form 10-KSB will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on November 26, 2007. Requests should be directed to Firepond, Inc., 205 Newbury Street, Suite 205, Framingham, MA 01701; Attention: Investor Relations.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Stephen Peary
Secretary

November 27, 2007

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Ú IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
01 – Mark Campion	☐	☐	02 – Doug Croxall	☐	☐	03 – William Santo	☐	☐

1. Election of Directors:	For	Withhold	+
04 – Mark Tunney	☐	☐

	For	Against	Abstain
2. To ratify the appointment of Causey Demgen & Moore as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.	☐	☐	☐
3. With discretionary authority, upon such other matters as may properly come before the meeting. At this time, the persons
making this solicitation know of no other matters to be
presented at the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.	For planning purposes, please mark box to the right if you plan to attend the Annual Meeting:	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as the name or names appear on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

+

Proxy — Firepond, Inc.

Proxy for Annual Meeting of Stockholders Solicited by the Board of Directors

The undersigned hereby appoints Doug Croxall, William Santo and Stephen Peary, or any of them, with full power of substitution, to represent the undersigned and to vote all the shares of common stock of Firepond, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday , December 20, 2007, at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP,  555 West Fifth Street, Suite 3500, Los Angeles, California 90013-1024 and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

This Proxy when properly signed will be voted in the manner directed on this Proxy by the undersigned. If no direction is made, this Proxy will be voted “FOR” the election of the named directors and “FOR” the appointment of Causey Demgen & Moore as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, Proxy Statement and the Company’s 2007 Annual Report.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED IN THE PROXY.

(Continued and to be dated and signed on the reverse side.)